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                                                              EXHIBIT 10.39
                     AMENDMENT NO. 2 TO CREDIT AGREEMENT
                     -----------------------------------


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of the _____ day of February, 1996 by and among UNC INCORPORATED, a corporation organized under the laws of the State of Delaware (the "BORROWER"), UNC/CFC ACQUISITION CO., a Delaware corporation ("CFC ACQUISITION"), FIRST UNION COMMERCIAL CORPORATION, as administrative agent (the "ADMINISTRATIVE AGENT"), FIRST UNION COMMERCIAL CORPORATION, as collateral agent (the "COLLATERAL AGENT"), the various corporations identified on the signature pages hereto as a GUARANTOR (each a "GUARANTOR" and collectively, the "GUARANTORS") and the various banks and lending institutions identified on the signature pages hereto (each a "LENDER" and collectively, the "LENDERS").

                            STATEMENT OF PURPOSE
                            --------------------
     Pursuant to the terms and provisions of the Credit Agreement dated as of May 30, 1995 by and among the BORROWER, the ADMINISTRATIVE AGENT, the COLLATERAL AGENT, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as issuer of certain letters of credit, and the LENDERS, as amended by Amendment No. 1 to Credit Agreement dated August 30, 1995 ("CREDIT AGREEMENT"), the LENDERS agreed to extend certain credit facilities to the BORROWER. The GUARANTORS have guaranteed the obligations of the BORROWER under the CREDIT AGREEMENT pursuant to the terms of various Guaranty And Security Agreements dated May 30, 1995 (collectively, "GUARANTIES").

     CFC ACQUISITION has been formed as a subsidiary of the BORROWER for the purpose of acquiring substantially all of the assets of CFC AVIATION SERVICES, L.P., a Delaware limited partnership and CFC AVIATION COMPANY, L.L.C., a Delaware limited liability company (collectively, "GARRET") pursuant to the terms and provisions of that certain Asset Purchase Agreement dated as of January 15, 1996 by and among the BORROWER, CFC ACQUISITION, GARRET, CFC AVIATION, INC., CARLISLE ENTERPRISES, L.P., FIRST CAPITAL CORPORATION OF CHICAGO and CROSS CREEK PARTNERS III ("PURCHASE AGREEMENT").

     In order to finance the acquisition of substantially all of the assets of GARRET pursuant to the terms of the PURCHASE AGREEMENT ("ACQUISITION"), the BORROWER intends to: (a) issue and sell One Hundred Twenty-Five Million Dollars ($125,000,000.00) of its Senior Subordinated Debentures Due 2006 ("NEW SUBORDINATED DEBENTURES"); and (b) issue and sell two hundred fifty thousand (250,000) shares of its Series B Senior Cumulative Convertible Preferred Stock at a purchase price of One Hundred Dollars ($100.00) per share all pursuant to the terms of a Stock Purchase Agreement dated as of October 4, 1995 by and among the BORROWER, NETWORK III HOLDINGS LDC, GILDA INVESTMENT COMPANY, IRON CITY PARTNERS, INC., ARIEL FUND, LTD. and PEQUOD INVESTMENTS, L.P. ("STOCK PURCHASE AGREEMENT").

     The BORROWER has requested the LENDERS' consent to (1) CFC ACQUISITION completing the ACQUISITION, (2) the BORROWER incurring the indebtedness under the NEW SUBORDINATED DEBENTURES, and (3) the BORROWER selling the preferred stock pursuant to the terms of the STOCK PURCHASE AGREEMENT. The BORROWER has also requested that the LENDERS agree to amend certain provisions of the CREDIT AGREEMENT.

     The LENDERS are willing to consent to the BORROWER'S requests subject and pursuant to the terms and provisions set forth in this AMENDMENT.
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     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     Section 1. AMENDMENT TO CREDIT AGREEMENT. The CREDIT AGREEMENT is hereby amended as follows:

                    a. Section 1.1. Section 1.1 of the CREDIT AGREEMENT is hereby amended as follows:

                          i.  Fixed Charge Coverage Ratio Definition.  The
definition of "FIXED CHARGE COVERAGE RATIO" contained in Section 1.1 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                 "FIXED COVERAGE RATIO" means, as determined on a CONSOLIDATED basis for any period, the CREDIT PARTIES' ratio of: (a) EBITDA for that period minus CAPITAL EXPENDITURES that are not financed with the use of borrowed funds (exclusive of the CREDIT FACILITY) or CAPITAL LEASES minus dividends paid to shareholders of the BORROWER in cash; to (b) regularly scheduled principal payments and prepayments of principal on the CONSOLIDATED TOTAL FUNDED INDEBTEDNESS (including, without limitation, the SINKING FUND PAYMENTS), paid or scheduled to be paid during the period of determination (except payments made under the LOANS), plus INTEREST EXPENSE deducted in determining the CREDIT PARTIES' earnings, plus payments under all CAPITAL LEASES paid or scheduled to be paid during the period of determination.

                          ii.  Senior Notes Definition.  The definition of
"SENIOR NOTES" contained in Section 1.1 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                 'SENIOR NOTES' means, collectively: (4) the nine and one-eighth percent (9 1/8%) Senior Notes Due 2003 which were issued under the terms of the Indenture dated as of July 15, 1993 between the BORROWER and the trustee thereunder; and (5) the SENIOR SUBORDINATED DEBENTURES.

                          iii.  Senior Subordinated Debentures.  Section 1.1
of the CREDIT AGREEMENT is hereby amended by inserting between the definitions of "SENIOR NOTES" and "SETTLEMENT DATE" the following new definition:

                 'SENIOR SUBORDINATED DEBENTURES' means, debentures
           issued by the BORROWER which:  (6) are in an aggregate
           face amount not exceeding One Hundred Twenty-Five
           Million Dollars ($125,000,000.00); (7) have a maturity
           date no earlier than March 1, 2006; (8) require payments
           of interest only until their maturity; (9) are
           subordinate in right of payment to the OBLIGATIONS; (10)
           do not give the holder of such debentures any right to
           require the BORROWER to repurchase the debentures except
           in the case of a "Change of Control" (as that term is
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           defined in the Indenture dated as of July 15, 1993 between the
           BORROWER and the trustee thereunder) or on the "Distribution Date" (as that term is defined in the Indenture dated as of May 1, 1986 between the BORROWER and the trustee thereunder); and (11) are evidenced by, and are issued pursuant to, documents which do not contain covenants any more restrictive than the covenants contained in this CREDIT AGREEMENT.

                    b. Section 9.1. Section 9.1 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

           Section 9.1. Tangible Net Worth. The minimum TANGIBLE NET WORTH of the CREDIT PARTIES measured at the end of each fiscal quarter shall not be less than the following amounts during the following periods:

                                               MINIMUM TANGIBLE
               FISCAL PERIOD                      NET WORTH
               -------------                   ----------------
           12/31/95 TO 03/30/96                 $ 28,000,000.00
           03/31/96 TO 06/29/96                ($ 60,000,000.00)
           06/30/96 TO 09/29/96                ($ 57,500,000.00)
           09/30/96 TO 12/30/96                ($ 55,000,000.00)
           12/31/96 TO 12/30/97                ($ 50,000,000.00)
           12/31/97 TO 12/30/98                ($ 38,500,000.00)
           12/31/98 TO 12/30/99                 $ 12,500,000.00
           12/31/99 & THEREAFTER                $ 50,000,000.00

                    c. Section 9.2. Section 9.2 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

           Section 9.2.  Consolidated Total Funded Indebtedness To EBITDA.
The ratio of CONSOLIDATED TOTAL FUNDED INDEBTEDNESS to EBITDA, measured at the end of each fiscal quarter (EBITDA shall be calculated on a cumulative basis for the four (4) most recent fiscal quarters, prior to the date of determination) of the CREDIT PARTIES shall not exceed the following amounts during the following periods:

               FISCAL PERIOD                     RATIO
               -------------                     -----
           12/31/95 TO 03/30/96                 6.00 to 1
           03/31/96 TO 06/29/96                10.50 to 1
           06/30/96 TO 09/29/96                 9.00 to 1
           09/30/96 TO 12/30/96                 8.00 to 1
           12/31/96 TO 03/30/97                 7.00 to 1
           03/31/97 TO 06/29/97                 6.00 to 1
           06/30/97 & THEREAFTER                5.00 to 1

                    d. Section 9.3. Section 9.3 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:
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           Section 9.3.  Fixed Charge Coverage Ratio.  The FIXED CHARGE
COVERAGE RATIO of the CREDIT PARTIES, measured as of the end of each fiscal quarter and calculated on a rolling four (4) fiscal quarters basis, shall not be less than the following amounts during the following periods:

               FISCAL PERIOD                     RATIO

           12/31/95 TO 03/30/96                 1.10 to 1
           03/31/96 TO 09/29/96                  .90 to 1
           09/30/96 TO 12/30/96                 1.00 to 1
           12/31/96 & THEREAFTER                1.10 to 1

                    e. Section 10.1. Section 10.1 of the CREDIT AGREEMENT is hereby amended by deleting Subsection 10.1(f) in its entirety and substituting in lieu thereof the following:

                 (f) DEBT incurred in connection with (i) the CAPITALIZED LEASES which UNC/CFC Acquisition Co. assumed in connection with UNC/CFC Acquisition Co.'s acquisition of substantially all of the assets of CFC Aviation Services, L.P. and CFC Aviation Company, L.L.C. pursuant to that certain Asset Purchase Agreement dated January 15, 1996, provided that the aggregate amount of such DEBT does not exceed Five Million Three Hundred Sixty Thousand Dollars ($5,360,000.00), and (ii) purchase money DEBT of the CREDIT PARTIES (including DEBT incurred in connection with CAPITALIZED LEASES (other than those referred to in (i) above) and DEBT incurred in connection with the construction of improvements to real property) in an aggregate amount not to exceed Five Million Dollars ($5,000,000.00) on any date of determination;

                    f. Section 10.7. Section 10.7 of the CREDIT AGREEMENT is hereby amended as follows: (a) Subsection 10.7(b) is hereby amended by deleting the word "and" at the end thereof; (b) Subsection 10.7(c) is hereby amended by deleting the period "." at the end thereof and substituting in lieu thereof the word "; and"; (c) Section 10.7 is hereby amended by inserting the following new subsection at the end thereof:

                 (d) provided there are no DEFAULTS or EVENTS OF DEFAULT under this AGREEMENT after giving effect thereto, the BORROWER may pay dividends on the BORROWER'S Series B Senior Cumulative Convertible Preferred Stock and the BORROWER'S Series C Senior Cumulative Convertible Preferred Stock, provided that the aggregate amount of all such dividends paid in cash in any FISCAL YEAR may not exceed Two Million One Hundred Twenty-Five Thousand Dollars ($2,125,000.00).

                    g. Schedule 1. Schedule 1 to the CREDIT AGREEMENT is hereby deleted and in lieu thereof Schedule 1 attached hereto is substituted therefor.

     Section 2. CONSENTS BY LENDERS. The LENDERS hereby provide the following consents:
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                    a.  Acquisition.  Pursuant to Subsection 10.4(c) of the
CREDIT AGREEMENT the LENDERS hereby consent to the ACQUISITION; provided that:
(d) CFC ACQUISITION delivers to the COLLATERAL AGENT all of the documents required to be delivered pursuant to Section 3 of this AMENDMENT; (e) the ACQUISITION is completed in accordance with the terms of the PURCHASE AGREEMENT; (f) the COLLATERAL AGENT is provided with copies of lien searches and other documents which evidence that CFC ACQUISITION shall acquire the assets of GARRET free and clear of all liens other than liens permitted pursuant to Section 10.3 of the CREDIT AGREEMENT; (g) the COLLATERAL AGENT is provided with acceptable evidence that the Operating Agreement dated June 30, 1994 between AlliedSignal, Inc. and CFC Aviation Services, L.P., the Licensed Proprietary Rights Agreement dated June 30, 1994 between AlliedSignal, Inc. and CFC Aviation Services, L.P. and the Trade Name and Service Mark License Agreement dated June 30, 1994 between AlliedSignal, Inc. and CFC Aviation Services, L.P., have each been validly assigned to CFC ACQUISITION; (h) the COLLATERAL AGENT is provided with acceptable evidence that the rights of indemnification from AlliedSignal, Inc. under the terms of the Asset And Stock Purchase Agreement dated May 26, 1994 between AlliedSignal, Inc. and LDC Aviation Services, Inc. have been validly assigned to CFC ACQUISITION; and (i) the ADMINISTRATIVE AGENT, for the benefit of the LENDERS, is provided with an acceptable opinion of counsel letter from the counsel for the BORROWER, the GUARANTORS and CFC ACQUISITION opining (A) to the due authorization and execution of this AMENDMENT by the BORROWER, the GUARANTORS and CFC ACQUISITION; (B) that this AMENDMENT is the valid, binding and enforceable obligation of the BORROWER, the GUARANTORS and CFC ACQUISITION; (C) to the due authorization and execution of the documents referred to in Section 3 of this AMENDMENT by CFC ACQUISITION, and (D) that the documents referred to in
Section 3 of this AMENDMENT are the valid, binding and enforceable obligations of CFC ACQUISITION.

                    b. Amendment To Senior Notes. Notwithstanding the terms of Section 10.11 of the CREDIT AGREEMENT the LENDERS consent to the amendments to the terms and provisions of the Indenture dated July 15, 1993, relating to the nine and one-eighth percent (9 1/8%) Senior Notes Due 2003, as such amendments are described in the BORROWER'S Consent Solicitation Statement dated February 2, 1996, as supplemented in the BORROWER'S Supplement to Consent Solicitation Statement dated February 21, 1996.

     Section 3. CFC ACQUISITION. On or before the date of the ACQUISITION, CFC ACQUISITION shall execute and deliver to the COLLATERAL AGENT: (12) a Secured Promissory Note in the form attached to the CREDIT AGREEMENT as Exhibit A; (13) a Guaranty And Security Agreement in the form attached to the CREDIT AGREEMENT as Exhibit B; (14) a Certificate of the Corporate Secretary of CFC ACQUISITION in a form acceptable to the COLLATERAL AGENT and which shall have attached to it the Charter and By-laws of CFC ACQUISITION and the Resolutions of the Board of Directors of CFC ACQUISITION approving the ACQUISITION and the execution and delivery of the Secured Promissory Note and Guaranty And Security Agreement referred to in Subparagraphs (a) and (b) above; and (15) such financing statements and other documents requested by the COLLATERAL AGENT in order to perfect the security interests granted under the Secured Promissory Note and Guaranty And Security Agreement referred to in Subparagraphs (a) and (b) above.

     Section 4. CONTRIBUTION AND INDEMNIFICATION AGREEMENT. CFC ACQUISITION, the GUARANTORS and the COLLATERAL AGENT agree that the Contribution And Indemnification Agreement dated May 30, 1995 by and between the BORROWER and the GUARANTORS ("INDEMNIFICATION AGREEMENT") is hereby amended to include CFC
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
ACQUISITION in the definition of "SUBSIDIARIES" as used therein. CFC ACQUISITION agrees that by its execution and delivery of this AMENDMENT, CFC ACQUISITION unconditionally and irrevocably accepts, adheres to and becomes party to and bound under the INDEMNIFICATION AGREEMENT as a "SUBSIDIARY" as fully as if CFC ACQUISITION had been a signatory to the INDEMNIFICATION AGREEMENT as a "SUBSIDIARY" when the INDEMNIFICATION AGREEMENT was executed and delivered by the GUARANTORS and the BORROWER.

     Section 5. CONSENT OF GUARANTORS. The GUARANTORS hereby consent to the modifications contained in this AMENDMENT and ratify and confirm their respective obligations under the GUARANTIES.

     Section 6. OTHER TERMS. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed.

     Section 7. AMENDMENT FEE. The BORROWER shall pay to the ADMINISTRATIVE AGENT, for the benefit of the LENDERS on a pro rata basis, on the date of this AMENDMENT a fee in the amount of One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00).

     Section 8. BINDING NATURE. This AMENDMENT shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

     Section 9. GOVERNING LAW. This AMENDMENT shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without reference to the conflicts or choice of law principles thereof.

     Section 10. DELIVERY BY TELEFACSIMILE. This AMENDMENT may be delivered by telefacsimile and a telefacsimile of any parties signature hereto shall constitute an original signature for all purposes.

     Section 11. COUNTERPARTS. This AMENDMENT may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all of which, taken together, shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT under seal as of the date first above written.


WITNESS/ATTEST:                    BORROWER:

                                   UNC INCORPORATED,
                                   A Delaware Corporation


_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________


                                   ADMINISTRATIVE AGENT:

                                   FIRST UNION COMMERCIAL CORPORATION,
                                   A North Carolina Corporation



_________________________          By:   _________________________(SEAL)
                                         Harold K Wallace,
                                         Vice President


                                   COLLATERAL AGENT:

                                   FIRST UNION COMMERCIAL CORPORATION,
                                   A North Carolina Corporation



_________________________          By:   _________________________(SEAL)
                                         Harold K. Wallace,
                                         Vice President

WITNESS/ATTEST:                    LENDERS:

                                   FIRST UNION COMMERCIAL CORPORATION,
                                   A North Carolina Corporation



_________________________          By:   _________________________(SEAL)
                                         Harold K. Wallace,
                                         Vice President

                                   THE BANK OF NEW YORK COMMERCIAL
                                   CORPORATION



_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________
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
                                   IBJ SCHROEDER BANK & TRUST CO.



_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________

                                   BANK ONE, COLUMBUS, N.A.



_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________

                                   THE FIRST NATIONAL BANK OF MARYLAND



_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________

                                   PROVIDENT BANK OF MARYLAND



_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________

WITNESS/ATTEST:                    LENDERS: (Continued)

                                   SANWA BUSINESS CREDIT CORPORATION



_________________________          By:   _________________________(SEAL)
                                         Name:____________________
                                         Title:___________________

                                   GUARANTORS:

                                   UNC HOLDINGS INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer
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
                                   UNC LEAR SIEGLER, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC ALL FAB, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC METCALF SERVICING, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

WITNESS/ATTEST:                    GUARANTORS: (Continued)

                                   UNC JOHNSON TECHNOLOGY, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC ARTEX, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer
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                                   UNC TEXAS CAMCO INCORPORATED,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC CAMCO INCORPORATED,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC ARDCO INCORPORATED,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

WITNESS/ATTEST:                    GUARANTORS: (Continued)

                                   UNC ENGINE & ENGINE PARTS, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC ACCESSORY OVERHAUL GROUP,
                                   INCORPORATED, A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

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
                                   UNC AVIATION SERVICES, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC TRI-INDUSTRIES, INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC AIRWORK CORPORATION,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

WITNESS/ATTEST:                    GUARANTORS: (Continued)

                                   UNC PARTS ACQUISITION COMPANY, INC.,
                                   A Maryland Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer

                                   UNC PACIFIC AIRMOTIVE CORPORATION,
                                   INC.,
                                   A Delaware Corporation



________________________           By:   _________________________(SEAL)
                                         Gregory M. Bubb,
                                         Treasurer